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                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Russell R. Roth, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Las Vegas Gaming, Inc. for the annual period ending December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Las Vegas Gaming, Inc.


                                        By:       /s/ Russell  R.  Roth
                                                  ---------------------
                                        Name:     Russell  R.  Roth
                                        Title:    Principal and Chief Executive
                                                  and Financial Officer,
                                                  President, Treasurer
                                                  and  Secretary

                                        Date:     March  31,  2003